UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Form 8-K of Alliance One International, Inc. dated November 21, 2013 to correct dates inadvertently reading “November 21, 2013” in Items 5.02 and 9.01 of such Form 8-K, to re-file the press release filed as Exhibit 99.1 thereto to reflect the correct date thereof and to include information with respect to the compensatory arrangements that were not determined until after the filing of such Form 8-K. Items 5.02 and 9.01 of such Form 8-K are restated hereby. In addition, the date set forth on the cover page of such Form 8-K is amended to read: Date of Report (Date of earliest event reported): November 15, 2013.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2013, Alliance One International, Inc. (the “Company”) announced that Robert A. Sheets, Executive Vice President – Chief Financial Officer and Chief Administrative Officer, will be retiring from the Company, relinquishing his role as Chief Financial Officer effective December 31, 2013, but remaining as Executive Vice President - Chief Administrative Officer for a transition period. The Company further announced that Joel L. Thomas, currently Vice President – Treasurer, is appointed as Executive Vice President – Chief Financial Officer effective January 1, 2014. In addition, the Company announced the re-assignment of other officers. Effective January 1, 2014, Nichlas A. Fink, the Company’s Chief Compliance Officer, will also assume the position of Vice President—Controller (principal accounting officer) and Hampton R. Poole, Jr., the Company’s current Vice President—Controller, will serve as Director of Supply Chain. The announcement followed formal notification by Mr. Sheets to the Company on November 15, 2013 and action by the Executive Committee of the Company’s Board of Directors on that date.

The Company issued a press release on November 18, 2013 announcing these changes, which press release is filed as Exhibit 99.1 hereto. The press release, including the biographical information with respect to Messrs. Thomas and Fink set forth therein, is incorporated herein by reference.

On November 25, 2013, Mr. Thomas and Mr. Fink, accepted the following changes to their respective compensation arrangements with the Company in connection with their changes in responsibilities. Mr. Thomas’s annual salary rate is to be increased to $330,000, he is to be eligible to participate in Group One of the Company’s Annual Incentive Plan and he is to be eligible to participate in the Company’s Supplemental Retirement Account Plan. Mr. Fink’s annual salary rate is to be increased to $210,000. Such compensation changes are to be effective as of January 1, 2014.

Item 9.01	Exhibits.

Exhibit 99.1 – Press release dated November 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2013

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ Joel L. Thomas
Joel L. Thomas
Vice President – Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated November 18, 2013

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